Income Taxes (Unaudited) (Details) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Income Tax Disclosure [Abstract]
Consolidated effective income tax rate (percent)	(2.00%)	23.00%
U.S. operations	$ 11	$ 835
International operations	(88)	(121)
Total	(77)	714
Valuation Allowance, Deferred Tax Asset, Increase (Decrease), Amount	$ 1,400	$ 458
Effective Income Tax Rate, Adjusted, Percent	34.00%	37.00%